UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2026

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UPEXI, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-40535	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 N. Rocky Point Drive, Suite 420

Tampa, FL 33607

(Address of Principal Executive Offices) (Zip Code)

(727) 287-2800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 21, 2026, Upexi, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an existing institutional accredited investor (the “Purchaser”).

Pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Purchaser in a private placement offering (the “Offering”) an aggregate of: (i) 5,250,000 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) at an offering price of $1.59652 per share; and (ii) pre-funded warrants to purchase up to 6,992,300 shares of Common Stock (the “Pre-Funded Warrants,” and the shares issuable upon exercise thereof, the “Pre-Funded Warrant Shares”), at a purchase price of $1.59631 per Pre-Funded Warrant.

The aggregate purchase price of the Offering is $19,542,634.54.  The Purchaser is the holder of the Company's outstanding Secured Convertible Note due January 9, 2028, originally issued on January 9, 2026 in the original principal amount of $35,961,975 (the “Note”).  The aggregate purchase price was paid in full through the retirement and cancellation of $19,542,634.54 of outstanding principal under the Note. Upon the closing of the Offering (the “Closing”), the outstanding principal balance of the Note was reduced by $19,542,634.54, and such retired principal amount was deemed paid in full and discharged. After giving effect to the Closing, the outstanding principal amount of the Note is $16,419,340.46. The Note otherwise remains in full force and effect in accordance with its terms, and the conversion price thereunder is unaffected by the transaction.

No placement agent or broker was engaged in connection with the transaction, and no brokerage or finder's fees are payable by the Company.

The Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions. The number of Shares issued at the closing is subject to a beneficial ownership limitation such that the Purchaser, together with its affiliates and any other persons whose beneficial ownership would be aggregated with the Purchaser's under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may not beneficially own more than 9.99% of the Company's outstanding Common Stock, determined after giving effect to all Shares, Pre-Funded Warrants, Pre-Funded Warrant Shares and the Note then held; any balance of the consideration is delivered in the form of Pre-Funded Warrants. The beneficial ownership limitations applicable to the Shares, the Pre-Funded Warrants and the Note are aggregated and applied on a combined basis.

Pursuant to the Purchase Agreement, the Company agreed, within 30 days following the closing date, to prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement covering the resale of the Shares and the Pre-Funded Warrant Shares, and to use commercially reasonable efforts to cause such registration statement to be declared effective as promptly as practicable and to keep it effective until the earlier of the date all such securities have been sold or the date all such securities may be sold without restriction under Rule 144. The Company also agreed to customary furnishing-of-information and public-information covenants, with partial liquidated damages payable upon a public information failure.

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Pre-Funded Warrants

The Pre-Funded Warrants have an exercise price of $0.00001 per share, the balance of the purchase price having been pre-funded at the closing. The Pre-Funded Warrants are exercisable immediately upon issuance and remain exercisable until exercised in full, and may be exercised on a cashless basis. The Purchaser may not exercise a Pre-Funded Warrant to the extent that, after giving effect to the exercise, the holder (together with its affiliates and attribution parties) would beneficially own in excess of 4.99% (or, upon the holder's election, 9.99%) of the Company's outstanding Common Stock, with such limitation not exceeding 9.99% and applied on a combined basis with the Shares and the Note. The Pre-Funded Warrants contain customary provisions for adjustment in the event of stock dividends and splits, subsequent rights offerings, pro rata distributions and fundamental transactions.

The foregoing descriptions of the Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares were and will be, issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder, as transactions not involving any public offering. The Purchaser represented that it is a “qualified purchaser” or “qualified institutional buyer” and that it was acquiring the securities for its own account and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act. Neither the Company nor any person acting on its behalf engaged in any general solicitation or general advertising in connection with the transaction. The securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 7.01 Regulation FD Disclosure.

On June 22, 2026, the Company issued a press release announcing the pricing of the Offering described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
4.1	Form of Pre-Funded Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement
99.1	Press Release issued by Upexi, Inc. dated June 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Dated: June 24, 2026	/s/ Andrew J. Norstrud
Name: Andrew J. Norstrud
Title: Chief Financial Officer

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